Summary Financial Information for DCIP (Detail) - Digital Cinema Implementation Partners LLC - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Schedule of Equity Method Investments [Line Items]
Net operating revenue	$ 171,203	$ 170,724	$ 182,659
Operating income	103,449	101,956	116,235
Net income	79,255	61,293	$ 48,959
Total assets	1,004,292	1,097,467
Total liabilities	$ 674,727	$ 845,319